PIMCO Equity Series

Supplement dated November 27, 2019 to the

Prospectus and the Statement of Additional Information, each dated October 31, 2019,

each as supplemented from time to time

Disclosure Related to the PIMCO EqS® Long/Short Fund

As previously disclosed, at a meeting held on August 20-21, 2019, the Board of Trustees considered and approved submitting the following proposal (the “Proposal”) to Institutional Class, I-2, Class A and Class C shareholders of the PIMCO EqS® Long/Short Fund (“Target Fund Shareholders”) at a special meeting to be held on November 22, 2019 (“Special Meeting”):

To approve an Agreement and Plan of Reorganization providing for the reorganization of the PIMCO EqS® Long/Short Fund (the “Target Fund”) with and into the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”).

Pursuant to the Proposal, holders of Institutional Class, I-2, Class A and Class C shares of the Target Fund would receive Institutional Class, I-2, Class A and Class C shares, respectively, of the Acquiring Fund (the “Reorganization”).

At the Special Meeting on November 22, 2019, the Target Fund Shareholders approved the Proposal. Accordingly, as previously disclosed, effective November 25, 2019, the Target Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into shares of the Target Fund from other funds of PIMCO Equity Series or PIMCO Funds. The Reorganization is expected to occur on or about December 6, 2019.

Investors Should Retain This Supplement For Future Reference

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